SHORT-TERM BORROWINGS	12 Months Ended
Dec. 31, 2011
SHORT-TERM BORROWINGS

NOTE 8 - SHORT-TERM BORROWINGS

Short-term borrowings consist of borrowings from FHLB, ACBB, M&T Bank, Federal Reserve Bank of Philadelphia (the “Fed”) and securities sold under agreements to repurchase. Average amounts outstanding during the year represent daily average balances and average interest rates represent interest expense divided by the related average balance.

The outstanding balances and related information for short-term borrowings at December 31 are summarized as follows (in thousands):

	2011		2010
	Amount	Rate	Amount	Rate

Balance at year-end	$20,686	.35%	$13,006	.66%
Average balance outstanding during the year	$21,800	.50%	$17,423	.82%
Maximum amount outstanding at any month-end	$33,157		$23,371

Investment securities with amortized costs of $17,928 and $15,781 and market values of $18,506 and $16,181, respectively, at December 31, 2011 and 2010, were pledged as collateral for the securities sold under agreements to repurchase.

FHLB borrowings are subject to annual renewal, incur no service charges and are secured by a blanket security agreement on certain investment securities, qualifying loans and the Bank’s investment in FHLB stock. At December 31, 2011, the Bank’s remaining borrowing capacity with FHLB was approximately $151 million. The Bank has a line of credit with ACBB in the amount of $7 million that is available on an unsecured basis for periods of fourteen calendar days. The Bank also has an unsecured overnight line of credit with M&T Bank in the amount of $3 million. The Bank has the ability to borrow overnight at the Fed discount window based on the level of collateral pledged. At December 31, 2011 the balance available was approximately $3 million.